ANNUAL SHAREHOLDERS' MEETING

FEBRUARY 5, 2002

Forward–Looking Statement

This presentation contains "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of February 5, 2002. The company's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the company's operations and business environment including, but not limited to: further weakening of economic conditions in served markets; Changes in customer demands or customer insolvencies; Electricity shortages; Competition; Intellectual property matters; Consolidation of internal operations; Integration of recently acquired businesses; Delivery delays or defaults by customers; Performance issues with key suppliers and subcontractors; Collective bargaining labor disputes; And the company's successful execution of internal operating plans.

Agenda

- Fiscal 2001 Results
- Shareholder Value Strategy
  - New Products
  - Engineering Investment
- Fiscal 2002
  - First Quarter Results
  - Outlook

ESCO Share Price – 9/30/00 – 2/01/02



$40
$35
$30
$25
$20
$15
$10
$5
$0
43%
33%
$17.375
$24.90
$33.20
9/30/00
9/30/01
2/01/02

The New Esco

- Focused on Growth Markets
- New Products Provide Growth Catalyst
- Technology Strength
  - Products & Processes
- Well-Established Blue Chip Customer Base
- Strong Balance Sheet & Cash Flow
- Committed to Enhancing Shareholder Value

Today, ESCO Is . . .

- A Leading Provider of Engineered <u>Filtration</u> Products to the Process, Health Care and Transportation Markets Worldwide
- The Industry Leader in RF Shielding and EMC <u>Test</u> Products
- A Proven Supplier of Special Purpose <u>Communications</u> Systems Based on Patented Proprietary Technology

ESCO Business Profile- FY '01 vs '00



RF Shielding & Test
Filtration
$181.7M
61%
$63.0M
21%
$42.7M
14%
$85.5M
25%
Filtration
$188.2M
55%
$59.1M
17%
Communications
$12.8
4%
Other
$12.1
3%

Fiscal 2000 Sales = $300.2M

Fiscal 2001 Sales = $344.9M

ESCO Served Markets – FY 2001


Consumer & Appliance 7%
Industrial 27%
Automotive Products 14%
COMMERCIAL 9%
DEFENSE 12%
Aerospace 21%
Healthcare 18%
Electronics 13%

Income Statement ($M)

	FY 2001 Operations	FY 2000 Operations	% Change
Net Sales	$ 344.9	$ 300.2	14.9%
Gross Profit	108.4	91.9	18.0%
% Sales	31.4%	30.6%	
Operating Profit	36.8	30.1	22.3%
% Sales	10.7%	10.0%	
EBIT	27.4	② 22.1	24.0%
% Sales	7.9%	7.4%	
Net Earnings	① 17.4	14.1	23.4%
% Sales	5.0%	4.7%	
EPS - Diluted	$1.36	$1.11	22.5%
EBITDA	42.5	36.3	17.1%
% Sales	12.3%	12.1%	

① Excludes Elimination of the Net Deferred Tax Valuation Allowance of $.99 per share

② Excludes Non-recurring Gain of $.22 Related to Property Divestitures

Balance Sheet ($M)

	9/30/01
Cash & Equivalents	$ 14.5
Accounts Receivable	61.4
Inventory	54.8
Other Current Assets	5.5
Total Current Assets	$ 136.2
Property, Plant & Equip, Net	65.0
Other Assets	174.4
Total Assets	$ 375.6
Current Maturities - LTD	$ 0.1
Current Liabilities	64.0
Other Liabilities	15.9
Long Term Debt	8.3
Total Liabilities	88.3
Shareholders Equity	287.3
Total Liabilities & Equity	$ 375.6

Includes Tax Effected NOL of $45.5M, retained from former defense subsidiaries.

CASH NET OF DEBT: $ 6.1M

Fiscal 2001 Summary

- Strong Earnings Growth in a Tough Economic Environment
  - Breadth of Served Markets a Major Positive
- Operating Profit Margin Improvement
  - New Products
  - Ongoing Cost Reduction Projects
  - Facilities Consolidation
- Communications Business Outlook Remains Strong
  - Big Pay-Off on New Product Investments
- Acquisition of Bea Filtri Strengthens our Presence in European Filtration Markets
  - Proximity to Major Markets
  - Microfiltration Manufacturing

Shareholder Value Strategy

Primary Driver: Earnings Growth ≥ 15% CAGR

Sources

- Sales Growth ≥ 10% CAGR
  - New Products
  - Acquisitions
- Profit Margin Improvement Initiatives
  - Goal: 15% Operating Profit Margin by 2005
- Strong Engineering Capability To Drive;
  - New Products . . . . Design & Process
  - Profit Margin Improvement
- Strong Cash Flow To Fund Growth
  - Asset Management Focus
  - Retention Of Former Defense Business NOL's

Shareholder Value Strategy

Primary Driver: Earnings Growth ≥ 15% CAGR

Sources

- Sales Growth ≥ 10% CAGR
  - **New Products**
  - **Acquisitions**
- Profit Margin Improvement Initiatives
  - **Goal: 15% Operating Profit Margin by 2005**
- Strong Engineering Capability To Drive;
  - **New Products . . . . Design & Process**
  - **Profit Margin Improvement**
- Strong Cash Flow To Fund Growth
  - **Asset Management Focus**
  - **Retention Of Former Defense Business NOL's**

New Product Sales



49% Increase
$80
$70
$60
$50
$40
$30
$20
$10
$0
$47.1
15.7%
Sales
$70.1
20.3%
Sales
FY '00
FY '01

ESCO Patents
- Over 150 Issued
- Over 100 Pending

Includes Products Introduced During Prior 3 Years

New Products

TWACS® System




New Products

TWACS® System

- Two-way Automatic Communications System (TWACS) Utilizes Power Lines To Carry Signal
  - First Generation System Provided Only Load Control Function
  - Subsequent R&D Projects Greatly Expanded (TWACS) Capabilities
    - Automatic Meter Reading (AMR)
    - Distribution Automation Features
    - Hourly Reads / Time of Use Billing
- Patented Proprietary Technology Protects TWACS Market Position
- Rapid Growth In Communications Is Direct Result Of Successful New Product Investments in TWACS

PPL Project

- DCSI Awarded Major Contract for Automatic Meter Reading (AMR) System by Pennsylvania Power & Light (PPL)
- System will Service ~1.2M Residential and 170,000 Commercial & Industrial Customers
- Total Contract Value of $112M
- Deployment of a Test System Began in December
  - Full System Deployment will Begin in April After Completion of Routine Small-Scale Test (No Issues Anticipated)
- Period of Performance is Anticipated to be ~3 Yrs
- DCSI Responsible for Project Management, System Design, AMR Equipment & Support Services

Process Technology

FILTRATION / FLUID FLOW - MEDICAL



- Integrated Assembly & Test Manufacturing Cell Produces Leukocyte Reduction Blood Filters
- Capacity >100K Filters/Wk
- Automated process Requires Minimal Direct Labor



- Integrated Assembly & Test Manufacturing Cell Produces Zero Back-Flow Medical Check Valves
- Each Automated Cell Can Produce >100K Check Valves/Wk
- Three Fully Automated Cells Running Near Capacity in Newcastle, Ireland Facility

New Products

FILTRATION / FLUID FLOW - MEDICAL


Leukocyte Reduction
Blood Filter
Needlefree Connectors
Zero Backflow
Checkvalves

- Automated Mfg Cells Provide High Quality Filters & Fluid Flow Devices in High Volumes
- Integrated Product & Process Design Approach Results in Lowest Attainable Unit Cost
- Critical Processes Certified by FDA
- Sold to Major OEM Customers Worldwide
- Production Volumes Routinely Exceed 20 Million/Yr

Membrane Technology

NANOFILTRATION



- Higher Flux (Flow) at the Same Retention Efficiency
- Patent Pending

- New Thin Film Composite (TFC) Nanofiltration Membrane Now Produced Internally
- Used in Spiral Elements for Separation of Salt, Sugars and Proteins in Dairy Applications
- Application Specific Performance Improved
- Element Material Cost Reduced >40%

New Products

MICROFILTRATION



- New Select™ Filter Media Pleating Design
- Up To 35% More Filter Area In Standard 10 Inch Cartridge
- Extends Filter Service Life Without Compromising Flow Rate
- Higher Flow Rates
- Select™ Pleating Now Available In All Major Microfiltration Models
- Patent Pending

ChEMS™ Technology

Chemically Etched Micro Systems (ChEMS™)


VACCO INDUSTRIES
VACCO INDUSTRIES
VACCO

- Extension of Etched Disc Filter Technology
- Patent Protected

- Chemical Micromachining of Thin Metal Sheets is Primary Manufacturing Process.
- Layers are Micromachined, then Integrated to Form Modules.
- Components & Connections Fabricated Simultaneously.
- Integrated by Diffusion Bonding and EB Welding

New Products

ChEMS™ MODULES


Electric Propulsion
FLOW CONTROL
PRESSURE CONTROL
VALVEMODULE
MICRO-PROPULSION SYSTEMS
THRUSTER VALVES
Chemical Propulsion

New Products

EMC TEST



- Recently Completed State-of-the-Art GM Test Facility
- Facility Contains Four Fully Equipped Vehicle Test Chambers
- Unique Antennas are Leading Edge New Products
- Other Products Include;
  - Doors Incorporating Patented RF Sealing Design
  - Absorber Materials
  - Turntable & Test Accessories

Antenna Technology

EMC TEST



- Full Calibration Services & RF Engineering Support also Available to Customers

- Newly Completed State-of-the-Art Antenna Test & Calibration Site at Austin, Tx Facility
- Largest, Best Equipped Test Site in North America
  - Low Ambient Noise
  - Underground Instrumentation Pit
  - Fixed Antenna Towers
  - Tapered Transition Area
- 80m x 50m Ground Plane for Antenna Measurement
- Primary Use: Development & Test of Leading Edge Antennas & Field Sensing Devices

New Products

RF SHIELDING



- Interventional Suite Door Incorporates Unique RF Seal Technology
- Provides RF & X-ray Protection During MRI Imaging and Surgical Procedures
- Patent Pending
- New Product Innovations Further Strengthen Our Market Leadership Position in MRI Shielding

Shareholder Value Strategy

Primary Driver: Earnings Growth ≥ 15% CAGR

Sources

- Sales Growth ≥ 10% CAGR
  - **New Products**
  - **Acquisitions**
- Profit Margin Improvement Initiatives
  - **Goal: 15% Operating Profit Margin by 2005**
- Strong Engineering Capability To Drive;
  - **New Products . . . . Design & Process**
  - **Profit Margin Improvement**
- Strong Cash Flow To Fund Growth
  - **Asset Management Focus**
  - **Retention Of Former Defense Business NOL's**

ESCO FY'00 & '01 Acquisitions

ACQUISITIONS	SEGMENT	APPROX SALES	DESCRIPTION
EATON	FILTRATION	$7M	▪ Product Line Extension / Drop-In - Relocation to South El Monte Facility Complete
	TEST	$40M	▪ MRI RF Shielding Leader ▪ Former EMC Test Competitor ▪ Substantial Integration Benefits
	TEST	$5M	▪ Line Extension – Unique Test Probes - Consolidation into Austin Facility to be completed in Q2
	FILTRATION	$10M	▪ Expands Key market & Int'l Presence ▪ Microfiltration Mfg in Europe

- All Meet Key Acquisition Criteria -

- Core Business Fit
- Strengthen Market Position
- Tangible Integration Benefits
- Add Technologies

Shareholder Value Strategy

Primary Driver: Earnings Growth ≥ 15% CAGR

Sources

- Sales Growth ≥ 10% CAGR
  - New Products
  - Acquisitions
- Profit Margin Improvement Initiatives
  - Goal: 15% Operating Profit Margin by 2005
- Strong Engineering Capability To Drive;
  - New Products . . . . Design & Process
  - Profit Margin Improvement
- Strong Cash Flow To Fund Growth
  - Asset Management Focus
  - Retention Of Former Defense Business NOL's

Profit Margin Improvement

KEY INITIATIVES

- Disciplined Product Management
  - Responsible Pricing
  - Formal Cost Reduction Projects / Teams
  - Engineering Capability & Focus to Drive Cost Out of New and Existing Products

- Force Count Management
  - People Productivity

- Facilities / Fixed Cost Management
  - Consolidations and "Drop-in" Acquisitions to Fully Load Manufacturing Facilities

Profit Margin Improvement

FY'01 RESULTS

- Sales Increased 14.9% Over Prior Year
- Force Count Reduced 2.2% Compared to Prior Year
- Three Facilities Closed as a Result of Acquisition Related Consolidation Projects
  - Total Square Feet Reduced 6.5%

ONGOING PROJECTS

- Test Consolidation in Austin . . . Complete Q2, FY'02
- European Work Transfers
- Five Advanced Automation Projects Scheduled for Completion in FY'02

Shareholder Value Strategy

Primary Driver: Earnings Growth $\geq$ 15% CAGR

Sources

- Sales Growth $\geq$ 10% CAGR
  - New Products
  - Acquisitions
- Profit Margin Improvement Initiatives
  - Goal: 15% Operating Profit Margin by 2005
- Strong Engineering Capability To Drive;
  - New Products . . . . Design & Process
  - Profit Margin Improvement
- Strong Cash Flow To Fund Growth
  - Asset Management Focus
  - Retention Of Former Defense Business NOL's

Engineering Investment ($M)


Filtration
50%
Other
6%
Communications
27%
RF Shielding & Test
17%

FY ’01 Engineering Expenditures = $25.4M (7.4% Sales)

- Engineering Force Count ~ 260

Engineering Investment ($M)


55%
Increase
~$28.0
$25.4
$18.1
$30
$25
$20
$15
$10
$5
$0
FY 00
FY 01
FY 02
PROJECTED

Shareholder Value Strategy

Primary Driver: Earnings Growth ≥ 15% CAGR

Sources

- Sales Growth ≥ 10% CAGR
  - New Products
  - Acquisitions
- Profit Margin Improvement Initiatives
  - Goal: 15% Operating Profit Margin by 2005
- Strong Engineering Capability To Drive;
  - New Products . . . . Design & Process
  - Profit Margin Improvement
- Strong Cash Flow To Fund Growth
  - Asset Management Focus
  - Retention Of Former Defense Business NOL's

Strong Cash Flow* ($M)


$30
$25
$20
$15
$10
$5
$0
$9.6
$21.1
~ $25.0
FY 00
FY 01
FY 02
PROJECTED

* FREE CASH FLOW BEFORE ACQUISITIONS

Agenda

- **Fiscal 2001 Results**
- **Shareholder Value Strategy**
  - New Products
  - Engineering Investment
- **Fiscal 2002**
  - First Quarter Results
  - Outlook

Qtr 1 Income Statement ($000)

	1ST QTR FY 2002	1ST QTR FY 2001	% Change
Net Sales	84,336	82,871	1.8%
Gross Profit	26,879	25,245	6.5%
% Sales	31.9%	30.5%	
Operating Profit	8,126	8,480	-4.2%
% Sales	9.6%	10.2%	
EBIT	7,811	6,569	18.9%
% Sales	9.3%	7.9%	
Net Earnings	4,772	3,978	20.0%
% Sales	5.7%	4.8%	
EPS - Diluted	$ 0.37	$ 0.31	19.4%
EBITDA	11,076	10,419	6.3%
% Sales	13.1%	12.6%	

FY'02 INCLUDES THE IMPACT OF ADOPTING FAS 142 (GOODWILL RELATED)

Qtr 1 Balance Sheet ($000)

		12/31/01
Cash & Equivalents	$	18.2
Accounts Receivable		64.7
Inventory		52.5
Other Current Assets		21.1
Total Current Assets	$	156.5
Property, Plant & Equip, Net		65.4
Other Assets		155.7
Total Assets	$	377.6
Current Maturities - LTD	$	0.1
Current Liabilities		61.9
Other Liabilities		15.9
Long Term Debt		8.3
Total Liabilities		86.2
Shareholders Equity		291.4
Total Liabilities & Equity	$	377.6

CASH NET OF DEBT: $ >9.8M

Qtr 1 Financial Highlights

- Earnings Growth And Positive Cash Flow In A Weak Economy
- New Orders Stronger Than Expected
  - Bookings Exceeded Sales in All Business Segments
- Backlog Increased 12%, to $202M

- Pennsylvania Power & Light (PPL) Contract Award
  - Builds Momentum in Communications Business
  - Reaffirmation of Strong Market Position

ESCO Outlook

- First Half Outlook Unchanged ($0.70 to $0.80)
  - Some Served Markets Remain Very Soft
  - Continue to Benefit from Breadth of Served Markets
- Second Half Results Should Improve
  - New Product Introductions
  - Completion of Test Segment Consolidation Projects
- Positive Cash Flow From Operations Throughout the Year
  - Fund Internal Growth and "Good-Fit" Acquisitions
- Management & Shareholder Interests Remain Strongly Aligned
  - Executive and Director Equity Ownership Policies